                                                                      EXHIBIT 99


                              CONDENSED CONSOLIDATED BALANCE SHEETS
                               (In thousands, except share data)
                                         June 30, 2003

                                            ASSETS
 Cash and Cash Equivalents:                                              Corrected    Reported
                                                                         ---------    --------
  Cash and due from banks                                                   $1,278      $1,278
  Interest bearing deposits in banks                                         5,644       5,644
                                                                             -----       -----
     Total Cash and Cash Equivalents                                         6,922       6,922

Securities available for sale                                               25,529      25,529
Loans, net of allowance for loan losses of $643,000 at June 30, 2003        67,041      67,041
Foreclosed assets, net                                                          31          31
Premises and equipment, net                                                  2,629       2,629
Accrued interest receivable                                                    591         591
Bank owned life insurance                                                    1,157       1,157
Other assets                                                                   260         260
                                                                               ---         ---

     Total Assets                                                         $104,160    $104,160
                                                                          ========    ========

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                       $9,176      $9,176
 Interest-bearing                                                           74,281      74,281
                                                                            ------      ------
     Total Deposits                                                         83,457      83,457

Advances from Federal Home Loan Bank                                         3,000       3,000
Repurchase agreements                                                        6,313       6,313
Advances from Borrowers for taxes and insurance                                134         134
Accrued interest payable                                                       141         141
Accrued income taxes                                                           149*        160
Deferred income taxes                                                          190*        217
Accrued expenses                                                               509*        219
                                                                               ----        ---
     Total Liabilities                                                      93,893*     93,641
                                                                            ------      ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
         No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares,
  859,625 shares issued and outstanding                                          9           9
Additional paid-in capital                                                   8,413*      8,383
Retained earnings                                                            6,843*      6,906
Treasury stock, at cost (334,708 shares June 30, 2003)                      (4,856)     (4,856)
Accumulated other comprehensive income                                         409         409
Common stock acquired by ESOP/RRP/DRP                                         (551)*      (332)
                                                                             -----       -----
     Total Stockholders' Equity                                             10,267*     10,519
                                                                            ------      ------

     Total Liabilities and Stockholders' Equity                           $104,160    $104,160
                                                                          ========    ========

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                       CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                           For the Quarter Ended June 30, 2003
                          (In thousands, except per share data)


                                                                  Corrected    Reported
                                                                  ---------    --------
Interest and dividend income:
  Interest on loans, including fees                                 $1,154      $1,154
  Debt securities:
     Taxable                                                           251         251
     Tax-exempt                                                         15          15
  Dividends                                                             13          13
                                                                        --          --
     Total interest income                                           1,433       1,433
                                                                     -----       -----

Interest expense:
  Interest on deposits                                                 388         388
  Interest on FHLB advances                                             41          41
  Interest on repurchase agreements                                     28          28
                                                                        --          --
   Total interest expense                                              457         457
                                                                       ---         ---

    Net interest income                                                976         976

Provision for loan losses                                               15          15
                                                                        --          --

    Net interest income after provision                                961         961
                                                                       ---         ---

Non-interest income:
  Charges and fees on deposit accounts                                 162         162
  Charges and other fees on loans                                       32          32
  Gain on sale of loans                                                 94          94
  Other non-interest income                                             69          69
                                                                        --          --
   Total other income                                                  357         357
                                                                       ---         ---

Non-interest expense:
  Compensation and employee benefits                                   524*        423
  Occupancy and equipment                                              114         114
  Data Processing                                                       33          33
  Audit, legal and other professional                                   30          30
  Advertising                                                           18          18
  Telephone and postage                                                 25          25
  Loss on sale of foreclosed assets                                      7           7
  Other                                                                129         129
                                                                       ---         ---
   Total other expenses                                                880*        779
                                                                       ---         ---

    Income before income tax                                           438*        539

Provision for income taxes                                             164*        202
                                                                       ---         ---

   Net Income                                                         $274*       $337
                                                                      ====        ====

Earnings Per Share-Basic                                             $0.57*      $0.68
Earnings Per Share-Diluted                                           $0.54*      $0.67

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                      For the Quarter Ended June 30, 2003
                                                 (In thousands)

                                                                                Corrected     Reported
                                                                                ---------     --------
Cash flows from operating activities:
   Net income                                                                      $274*          $337
    Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                                      57             57
     Provision for loan losses                                                       15             15
     Net amortization and accretion on investments                                   49             49
     Amortization of mortgage servicing rights                                       37            ---
     ESOP shares allocated                                                           33             32
     Compensation related to exercise of options                                      1*           ---
     Deferred income taxes                                                          (26)*          ---
     Decrease in accrued interest receivable                                         11             11
     Increase in Bank Owned Life Insurance                                          (14)           (14)
     (Increase) decrease in other assets                                            (14)            23
     Decrease in accrued interest payable                                            (8)            (8)
     Increase in accrued income taxes                                               139*           150
     Increase (decrease)  in accrued expenses                                       238*           (52)
     Originations of mortgage loans held for sale                                (5,165)           ---
     Proceeds from sale of mortgage loans                                         5,259            ---
     FHLB stock dividends                                                            (9)            (9)
     Gain on sale of loans                                                          (94)           (94)
     Loss on sale of foreclosed assets                                                7              7
                                                                                      -              -

         Net cash provided by operating activities                                  790*           504
                                                                                    ---            ---

   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale                       32             32
     Purchase of securities available for sale                                    (242)           (242)
     Purchase of mortgage-backed securities available for sale                  (6,667)         (6,667)
     Federal Reserve Bank Stock purchased                                          (11)            (11)
     Repayment of principal on mortgage-backed securities                        2,634           2,634
     Net change in loans receivable                                             (2,749)         (7,367)
     Purchase of loans or participations                                            ---           (537)
     Proceeds from sale or participation of originated loans                        ---          5,250
     Proceeds from sale of foreclosed assets                                         4               4
     Purchase of premises and equipment                                            (97)            (97)
                                                                                   ----           ----

       Net cash used in investing activities                                    (7,096)         (7,001)
                                                                                -------         -------

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    For The Quarter Ended June 30, 2003
                                              (In thousands)

                                                                                Corrected     Reported
                                                                                ---------     --------
Cash flows from financing activities:
   Net increase in deposits                                                        $715           $715
   Net decrease in repurchase agreements                                           (117)          (117)
   Increase in advances from borrowers
      for taxes and insurance                                                        36             36
   Purchase of incentive plan shares                                               (220)*          ---
   Dividends paid                                                                  (207)          (207)
   Options exercised                                                                ---*           (29)
                                                                                    ---           ----

   Net cash provided by  financing activities                                       207*           398
                                                                                    ---            ---

Decrease in cash and cash equivalents                                            (6,099)        (6,099)
Cash and cash equivalents at beginning of period                                 13,021         13,021
                                                                                 ------         ------

Cash and cash equivalents at end of period                                       $6,922         $6,922
                                                                                 ======         ======

Supplemental Disclosures:
 Additional Cash Flows Information:
   Cash paid for:
     Interest on deposits, advances and
       repurchase agreements                                                       $465           $465
     Income taxes:
      Federal                                                                       ---            ---
      State                                                                          52             52
Schedule of Non-Cash Investing Activities:
     Loans transferred to foreclosed real estate                                    ---            ---
     Foreclosed real estate refinanced as loans                                      43             43


 Schedule of Non-cash Financing Activities:
   Options exercised                                                                ---              1

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                 CONDENSED CONSOLIDATED BALANCE SHEETS
                                          September 30, 2003
                                   (In thousands, except share data)

                                                                                  Corrected    Reported
                                                                                  ---------    --------
                                           ASSETS
Cash and Cash Equivalents:
  Cash and due from banks                                                           $1,265      $1,265
  Interest bearing deposits in banks                                                 2,257       2,257
                                                                                     -----       -----
     Total Cash and Cash Equivalents                                                 3,522       3,522

  Securities available for sale                                                     24,639      24,639
Loans, net of allowance for loan losses of $676,000 at September 30, 2003           66,574      66,574
Foreclosed assets, net                                                                 ---         ---
Premises and equipment, net                                                          2,739       2,739
Accrued interest receivable                                                            694         694
Prepaid income taxes                                                                     3*        ---
Bank owned life insurance                                                            1,168       1,168
Other assets                                                                           339         339
                                                                                       ---         ---

     Total Assets                                                                  $99,678*    $99,675
                                                                                   =======     =======
                            LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                               $6,898      $6,898
 Interest-bearing                                                                   74,217      74,217
                                                                                    ------      ------
     Total Deposits                                                                 81,115      81,115

Advances from Federal Home Loan Bank                                                 4,900       4,900
Repurchase agreements                                                                2,582       2,582
Advances from Borrowers for taxes and insurance                                         51          51
Accrued interest payable                                                               126         126
Accrued income taxes                                                                   ---*         11
Deferred income taxes                                                                   64*         94
Accrued expenses                                                                       457*        152
                                                                                       ----        ---
     Total Liabilities                                                              89,295*     89,031
                                                                                    ------      ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
  No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares
  859,625 shares issued and outstanding                                                  9           9
Additional paid-in capital                                                           8,432*      8,394
Retained earnings                                                                    7,137*      7,212
Treasury stock, at cost (334,708 shares September 30, 2003)                         (4,856)     (4,856)
Accumulated other comprehensive income                                                 201         201
Common stock acquired by ESOP/RRP/DRP                                                 (540)*      (316)
                                                                                     -----       -----
     Total Stockholders' Equity                                                     10,383*     10,644
                                                                                    ------      ------

     Total Liabilities and Stockholders' Equity                                    $99,678*    $99,675
                                                                                   =======     =======

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                               CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      For the Three and Six Month Periods Ended September 30, 2003
                                  (In thousands, except per share data)


                                                  Three Month Period               Six Month Period
                                                  ------------------               ----------------

                                              Corrected         Reported       Corrected         Reported
                                              ---------         --------       ---------         --------
Interest and dividend income:
  Interest on loans, including fees            $1,143            $1,143          $2,297           $2,297
  Debt securities:
    Taxable                                       224               224             475              475
    Tax-exempt                                     17                17              32               32
  Dividends                                        12                12              25               25
                                                   --                --              --               --
     Total interest income                      1,396             1,396           2,829            2,829
                                                -----             -----           -----            -----

Interest expense:
  Interest on deposits                            337               337             725              725
  Interest on FHLB advances                        42                42              83               83
Interest on repurchase agreements                  19                19              47               47
                                                   --                --              --               --
   Total interest expense                         398               398             855              855
                                                  ---               ---             ---              ---

    Net interest income                           998               998           1,974            1,974
Provision for loan losses                          30                30              45               45
                                                   --                --              --               --
    Net interest income after provision           968               968           1,929            1,929
                                                  ---               ---           -----            -----

Non-interest income:
  Charges and fees on deposit accounts            195               195             357              357
  Charges and other fees on loans                  13                13              45               45
  Other non-interest income                        54                54             109              109
  Life insurance proceeds                          11                11              25               25
  Net gain on sale of loans                        44                44             138              138
  Net gain on sale of foreclosed assets            14                14               7                7
                                                   --                --               -                -
    Total other income                            331               331             681              681
                                                  ---               ---             ---              ---

Non-interest expense:
  Compensation and employee benefits              455*              437             979*             860
  Occupancy and equipment                         129               129             243              243
  Data Processing                                  35                35              68               68
  Audit, legal and other professional              36                36              66               66
  Advertising                                      22                22              40               40
  Telephone and postage                            27                27              52               52
  Other                                           120               120             249              249
                                                  ---               ---             ---              ---
   Total other expenses                           824*              806           1,697*           1,578
                                                  ---               ---           -----            -----

    Income before income tax                      475*              493             913*           1,032

Provision for income taxes                        181*              187             345*             389
                                                  ---               ---             ---              ---

   Net Income                                    $294*             $306            $568*            $643
                                                 ====              ====            ====             ====

Earnings Per Share-Basic                        $0.61             $0.61           $1.18*           $1.29
Earnings Per Share-Diluted                      $0.57*            $0.60           $1.11*           $1.29

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                   CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            For the Three and Six Month Periods Ended September 30, 2003
                                                   (In thousands)

                                                                     Three Month Period              Six Month Period
                                                                     ------------------              ----------------

                                                                  Corrected      Reported         Corrected      Reported
                                                                  ---------      --------         ---------      --------
Cash flows from operating activities:
   Net income                                                        $294*          $306             $568*         $643
   Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                        74             74              131           131
     Provision for loan losses                                         30             30               45            45
     Net amortization and accretion on investments                     65             65              114           114
     Amortization of mortgage service rights                           37            ---               74           ---
     ESOP shares allocated                                             35             35               68            67
     Compensation related to options exercised                        ---            ---                1*          ---
     Increase in accrued interest receivable                         (103)          (103)             (92)          (92)
     Increase in Bank Owned Life Insurance                            (11)           (11)             (25)          (25)
     Increase in other assets                                        (116)          (102)            (130)          (79)
     Decrease in accrued interest payable                             (15)           (15)             (23)          (23)
     (Decrease) increase in accrued income taxes                     (149)          (149)             (10)*           1
     (Decrease) increase in accrued expenses                          (52)*          (67)             186*         (119)
     Deferred taxes                                                   ---*             2              (26)*           2
     Prepaid income taxes                                              (3)*          ---               (3)*         ---
     FHLB Stock dividends                                             (10)            (9)             (19)          (18)
     Originations of mortgage loans held for sale                  (3,751)           ---           (8,916)          ---
     Proceeds from sale of mortgage loans                           3,795            ---            9,054           ---
     Gain on sale of loans                                            (44)           (44)            (138)         (138)
     Net gain on sale of foreclosed assets                            (14)           (14)              (7)           (7)
                                                                     ----           ----              ---           ---

       Net cash provided by (used in) operating activities             62*            (2)             852*          502
                                                                       --                             ---           ---

   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale        ---            ---               32            32
     Purchase of securities available for sale                        ---            ---             (242)         (242)
     Purchase of mortgage-backed securities
          available for sale                                       (2,792)        (2,792)          (9,459)       (9,459)
     Federal Reserve Bank Stock purchased                             ---            ---              (11)          (11)
     Repayment of principal- mortgage-backed securities             3,293          3,293            5,927         5,927
     Net change in loans receivable                                   473         (4,282)          (2,276)      (11,649)
     Purchased loans or participations                                ---            ---              ---          (537)
     Proceeds from sale or participation of originated loans          ---          4,822              ---        10,072
     Proceeds from sale of foreclosed assets                            9              9               13            13
     Purchase of premises and equipment                              (184)          (184)            (281)         (281)
                                                                     ----           ----             ----          ----

       Net cash provided by (used in) investing activities            799            866           (6,297)       (6,135)
                                                                      ---            ---           ------        ------


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.



                                    CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             For The Three and Six Month Periods Ended September 30, 2003
                                                    (In thousands)

                                                                     Three Month Period              Six Month Period
                                                                     ------------------              ----------------

                                                                  Corrected      Reported         Corrected      Reported
                                                                  ---------      --------         ---------      --------
Cash flows from financing activities:
   Net decrease in deposits                                       $(2,342)       $(2,342)         $(1,627)      $(1,627)
   Net decrease in repurchase agreements                           (3,731)        (3,731)          (3,848)       (3,848)
   Advances from Federal Home Loan Bank                             3,800          3,800            3,800         3,800
   Repayment of FHLB advances                                      (1,900)        (1,900)          (1,900)       (1,900)
   Decrease in advances from borrowers
      for taxes and insurance                                         (83)           (83)             (47)          (47)
   Dividends paid                                                     ---            ---             (207)         (207)
   Options exercised                                                  ---*            (8)             ---*          (37)
   Purchase of incentive plan shares                                   (5)*          ---             (225)*         ---
                                                                      ---            ---             ----           ---

      Net cash used in financing activities                        (4,261)*       (4,264)          (4,054)*      (3,866)
                                                                   ------         ------           ------        ------

(Decrease) in cash and cash equivalents                            (3,400)        (3,400)          (9,499)       (9,499)

Cash and cash equivalents at beginning of period                    6,922          6,922           13,021        13,021
                                                                    -----          -----           ------        ------

Cash and cash equivalents at end of period                         $3,522         $3,522           $3,522        $3,522
                                                                   ======         ======           ======        ======


Supplemental Disclosures:
 Additional Cash Flows Information:
   Cash paid for:
     Interest on deposits, advances and
       repurchase agreements                                         $413           $413             $878          $878
     Income taxes:
       Federal                                                        290            290              290           290
       State                                                           45             45               97            97

Schedule of Non-Cash Investing Activities:
   Foreclosed real estate refinanced as loans                          25             25               68            68


 Schedule of Non-cash Financing Activities:
   Options exercised                                                  ---            ---              ---*            1


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (In thousands, except share data)
                                          December 31, 2003

                                                                                  Corrected    Reported
                                                                                  ---------    --------
                                               ASSETS
Cash and Cash Equivalents:
  Cash and due from banks                                                             $974         $974
  Interest bearing deposits in banks                                                 3,778        3,778
                                                                                     -----        -----
     Total Cash and Cash Equivalents                                                 4,752        4,752

Securities available for sale                                                       23,410       23,410
Loans, net of allowance for loan losses of $680,000 at December 31, 2003            67,453       67,453
Foreclosed assets, net                                                                  22           22
Premises and equipment, net                                                          2,733        2,733
Accrued interest receivable                                                            580          580
Bank owned life insurance                                                            1,180        1,180
Other assets                                                                           330          330
                                                                                       ---          ---

     Total Assets                                                                 $100,460     $100,460
                                                                                  ========     ========
                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                               $8,001       $8,001
 Interest-bearing                                                                   74,890       74,890
                                                                                    ------       ------
     Total Deposits                                                                 82,891       82,891

Advances from Federal Home Loan Bank                                                 3,000        3,000
Repurchase agreements                                                                3,130        3,130
Advances from Borrowers for taxes and insurance                                         44           44
Accrued interest payable                                                               115          115
Accrued income taxes                                                                   ---*          30
Deferred income taxes                                                                   91*         133
Accrued expenses                                                                       494*         157
                                                                                       ---          ---
     Total Liabilities                                                              89,765*      89,500
                                                                                    ------       ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
   No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares
   859,625 shares issued and outstanding                                                 9            9
Additional paid-in capital                                                           8,454*       8,374
Retained earnings                                                                    7,387*       7,507
Treasury stock, at cost (334,708 shares December 31, 2003)                          (4,856)      (4,856)
Accumulated other comprehensive income                                                 225          225
Common stock acquired by ESOP/RRP                                                     (524)*       (299)
                                                                                     -----        -----
     Total Stockholders' Equity                                                     10,695*      10,960
                                                                                    ------       ------

     Total Liabilities and Stockholders' Equity                                   $100,460     $100,460
                                                                                  ========     ========

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                      CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                             For the Three and Nine Month Periods Ended December 31, 2003
                                                    (In thousands)


                                                                     Three Month Period              Nine Month Period
                                                                     ------------------              -----------------

                                                                  Corrected      Reported         Corrected      Reported
                                                                  ---------      --------         ---------      --------
 Interest income:
   Interest on loans, including fees                             $1,137           $1,137            $3,434        $3,434
   Debt securities
       Taxable                                                      224              224               699           699
       Tax-exempt                                                    17               17                49            49
   Dividends                                                         14               14                39            39
                                                                     --               --                --            --
     Total interest income                                        1,392            1,392             4,221         4,221
                                                                  -----            -----             -----         -----

Interest expense:
   Interest on deposits                                             313              313             1,038         1,038
   Interest on FHLB advances                                         42               42               125           125
   Interest on repurchase agreements                                 12               12                59            59
                                                                     --               --                --            --
     Total interest expense                                         367              367             1,222         1,222
                                                                    ---              ---             -----         -----

       Net interest income                                        1,025            1,025             2,999         2,999
Provision for loan losses                                            30               30                75            75
                                                                     --               --                --            --
       Net interest income after provision                          995              995             2,924         2,924

Non-interest income:
   Charges and fees on deposit accounts                             190              190               547           547
   Charges and other fees on loans                                    1                1                46            46
   Other non-interest income                                         54               54               163           163
   Life insurance proceeds                                           12               12                37            37
   Net gain on sale of loans                                         24               24               162           162
   Net realized gain on sale of investments                           6                6                 6             6
                                                                      -                -                 -             -
     Total other income                                             287              287               961           961
                                                                    ---              ---               ---           ---

Non-interest expense:
   Compensation and employee benefits                               498*              425            1,477*        1,285
   Occupancy and equipment                                          122               122              365           365
   Data Processing                                                   43                43              111           111
   Audit, legal and other professional                               33                33               99            99
   Advertising                                                       27                27               67            67
   Telephone and postage                                             20                20               72            72
   Loss on sale of foreclosed property                               13                13                6             6
   Other                                                            127               127              376           376
                                                                    ---               ---              ---           ---
     Total other expenses                                           883*              810            2,573*        2,381
                                                                    ---               ---            -----         -----

       Income before income tax                                     399*              472            1,312*        1,504

Provision for income taxes                                          149*              177              494*          566
                                                                    ---               ---              ---           ---

     Net Income                                                    $250*             $295             $818*         $938
                                                                   ====              ====             ====          ====

Earnings Per Share-Basic                                          $0.51*            $0.59            $1.69*        $1.88
Earnings Per Share-Diluted                                        $0.48*            $0.57            $1.58*        $1.88

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                For the Three and Nine Month Periods Ended December 31, 2003
                                                       (IN THOUSANDS)

                                                                     Three Month Period              Nine Month Period
                                                                     ------------------              -----------------

                                                                  Corrected      Reported         Corrected      Reported
                                                                  ---------      --------         ---------      --------
Cash flows from operating activities:
   Net income                                                      $250*            $295              $818*         $938
   Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                      65               65               196           196
     Provision for loan losses                                       30               30                75            75
     Net amortization and accretion on investments                   39               39               153           153
     Amortization of mortgage servicing rights                       15              ---                89           ---
     ESOP shares allocated                                           38               39               106           106
     Compensation related to exercise of options                    ---              ---                 1*          ---
     Decrease in accrued interest receivable                        114              114                22            22
     Increase in Bank Owned Life Insurance                          (12)             (12)              (37)          (37)
     Decrease (increase) in other assets                             (6)               9              (136)          (47)
     (Decrease) in accrued interest payable                         (11)             (11)              (34)          (34)
     Increase in accrued income taxes                               ---*              19               (10)*          20
     Decrease (increase) in deferred income taxes                    12*              24               (14)*          26
     Increase (decrease) in accrued expenses                         37*               5               223*         (114)
     Prepaid income taxes                                             3*             ---               ---           ---
     Stock dividends on FHLB Stock                                  (10)             (10)              (29)          (28)
     Originations of mortgage loans held for sale                (1,105)             ---           (10,021)          ---
     Proceeds from sale of mortgage loans                         1,129              ---            10,183           ---
     Gain on sale of loans                                          (24)             (24)             (162)         (162)
     Realized gain on sale of investments                            (6)              (6)               (6)           (6)
     Net loss on sale of foreclosed property                         13               13                 6             6
                                                                     --               --                 -             -

       Net cash provided by operating activities                    571              589             1,423         1,114
                                                                    ---              ---             -----         -----

   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale      250              250               282           282
     Purchase of securities available for sale                     (459)            (459)             (701)         (701)
     Purchase of mortgage-backed securities
          available for sale                                        ---              ---            (9,459)       (9,459)
     Federal Reserve Bank Stock purchased                           ---              ---               (11)          (11)
     Purchase of Independent Bankers Bank Stock                    (100)            (100)             (100)         (100)
     Repayment of principal- mortgage-backed securities           1,554            1,554             7,481         7,481
     Net change in loans receivable                                (944)          (4,026)           (3,220)      (15,698)
     Purchased loans or participations                              ---              ---               ---          (537)
     Proceeds from sale or participation of originated loans        ---            3,106               ---        13,178
     Proceeds from sale of foreclosed property                      ---              ---                13            13
     Purchase of premises and equipment                             (59)             (59)             (340)         (340)
                                                                   ----             ----             -----         -----

       Net cash provided by (used in) investing activities          242              266            (6,055)       (5,892)
                                                                    ---              ---            ------       -------

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                    CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             For The Three and Nine Month Periods Ended December 31, 2003
                                                    (In thousands)

                                                                     Three Month Period              Nine Month Period
                                                                     ------------------              -----------------

                                                                  Corrected      Reported         Corrected      Reported
                                                                  ---------      --------         ---------      --------
   Cash flows from financing activities:
      Net increase in deposits                                   $1,776           $1,776              $149          $149
      Net increase (decrease) in repurchase agreements              548              548            (3,300)       (3,300)
      Advances from Federal Home Loan Bank                        2,700            2,700             6,500         6,500
      Repayment of FHLB advances                                 (4,600)          (4,600)           (6,500)       (6,500)
      Decrease in advances from borrowers
         for taxes and insurance                                     (7)              (7)              (54)          (54)
      Options exercised                                             ---*             (42)              ---*          (79)
      Dividends paid                                                ---              ---              (207)         (207)
      Purchase of incentive plan shares                             ---*             ---              (225)*         ---
                                                                    ---              ---             -----           ---

         Net cash provided by (used in) financing activities        417*             375            (3,637)*      (3,491)
                                                                    ---              ---            ------        ------

Increase (decrease) in cash and cash equivalents                  1,230            1,230            (8,269)       (8,269)

   Cash and cash equivalents at beginning of period               3,522            3,522            13,021        13,021
                                                                  -----            -----            ------        ------

   Cash and cash equivalents at end of period                    $4,752           $4,752            $4,752        $4,752
                                                                 ======           ======            ======        ======


   Supplemental Disclosures:
    Additional Cash Flows Information:
      Cash paid for:
        Interest on deposits, advances and
          repurchase agreements                                    $378              $378           $1,256        $1,256
        Income taxes:
         Federal                                                    110               110              400           400
         State                                                       22                22              119           119

   Schedule of Non-Cash Investing Activities:
     Transfers to foreclosed real estate                             22                22               22            22
     Foreclosed real estate refinanced as loans                     ---               ---               68            68

Schedule of Non-Cash Financing Activities
     Options exercised                                              ---               ---              ---*            1

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.